(ICON)

Prudential
Pacific
Growth
Fund, Inc.

ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President                     December 15, 1999

(PHOTO)

Dear Shareholder,
At the beginning of Prudential Pacific Growth Fund's fiscal year, Pacific region stocks had just begun to rebound from their three-year bear market. In 1998, the Morgan Stanley
Capital International (MSCI) All Country (AC) Asia Pacific
Index had plunged 31% (peak to trough). From such depressed levels, the Index gained 54.22% (in U.S. dollars) over the 12 months ended October 31, 1999. Prudential Pacific Growth
Fund beat the MSCI Index during this period with a 55.11% return.

Despite this strong performance, the Fund trailed the 67.12% Lipper Pacific Region Fund Average of competing funds. Many stocks in the region were rebounding sharply from very steep prior declines. Even after their rebounds, many country indexes were still far below their earlier peaks. Prudential Pacific Growth Fund began the fiscal year with a defensive strategy--one whose purpose was to reduce the risk of further losses--then became fully invested and moved into more volatile markets only when its managers became convinced that real economic change was well established. They view the incremental gains it passed up as investments in a more stable return.
A 55.11% gain, despite its very defensive stance when its fiscal year began, is an excellent achievement. By the last quarter of its reporting period, the Fund's performance was in line with the Lipper average.

Over the past year, Pacific region stocks benefited from the return of investment funds to these markets after a period of disinterest. We expect that as global portfolios return to geographical balance, this rebound effect, which contributed to this year's exceptional performance, will taper off. Since different regions of the world have periods of superior stock performance and underperformance, diversification is always a good idea to smooth the overall return of your investments.

Sincerely,

John R. Strangfeld
President
Prudential Pacific Growth Fund, Inc.

Performance Review

(PHOTO)   (PHOTO)
Steve Auth and Dave Descalzi--Fund Managers

Investment Goals and Style
Prudential Pacific Growth Fund invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. Steve Auth, head of Prudential's global equity group, and Dave Descalzi design overall strategy and set country allocations. Dave also manages our Hong Kong-based team. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Up from the bottom
The Pacific region's moribund economies began to show signs of life. Stock investors normally act in anticipation of economic events, so stocks rebounded at the first indicators of a bottom. Japan, with the world's second largest economy, dominates the region. Its longest economic recession in 50 years had helped cause the region-wide economic contraction. Although smaller countries, such as Korea, had begun to take appropriate steps to revive their economies, Japanese inertia still was a threat. By the end of our fiscal year, however, there were clear signs that Japan had begun to move. Nine of the 10 largest contributors to our return were Japanese stocks.

We began the period positioned defensively, with hedges against currency movements, a focus in economically sound
Australia, and an emphasis on companies with strong balance sheets in industries with deeply established growth trends, such as telecommunications. Although this positioning initially hurt our performance, as the economic situation in the region clarified, we reoriented our holdings and finished the fiscal year with a greater weight in Japan and less in Australia and Hong Kong.

Japan
Our Japanese holdings are focused on three themes. We call the largest the "New Japan." These are companies, such as Avex (a music production company targeted at the high-spending teen and young adult market), that are entrepreneurial, customer focused, and profit making.
They are models of what Japan can become. Avex was the largest contributor to our return over the 12-month period. Other substantial contributions came from Benesse (an instruction and educational software firm) and from two companies whose outsourcing services facilitate the corporate restructuring process: Nichii Gakkan and Bellsystem24. The former is a hospital management company; the latter a telemarketing concern. We added Fancl, a direct-sale cosmetics company. We believe such new- economy firms will outpace Japan's slow economic recovery. The stocks mentioned in this paragraph all quadrupled or better over our reporting period.

Our second theme is companies that are restructuring themselves to improve productivity and profitability.
World Company (an apparel company) and Sumitomo Bakelite
(a manufacturer of specialty resins and molded plastic products) were among our largest holdings in Japan on October 31, 1999. World more than doubled in price over the 12 months.

We recently added Toyo Trust & Banking, and are actively looking for more restructuring stories.

The third theme is Japanese technology. Among the new technology firms in our portfolio are NTT Mobile Communications (now our second largest holding), Tokyo Electronics, and NEC.
These companies have strong technical capacities and should benefit from the computer-led resurgence of the global economy. They also have been leaders in the corporate restructuring process.

Our investment in Nichiei Co. Ltd., a loan company, suffered substantial losses because government regulators are reviewing its collection methods. At period end, it was priced well below its breakup value, so we continued to hold it.

Restructuring is a regional theme
Korea had the strongest economic turnaround in the region, with a reform-minded government pushing the kinds of corporate restructuring that will refresh the country's competitive strength. Companies are reducing debt, closing unprofitable factories, firing unnecessary workers, and selling off unproductive units. Interest rates have fallen, and earnings are moving up. Despite the stock

Performance at a Glance
Cumulative Total Returns1                            As of 10/31/99
                                     One      Five        Since
                                     Year     Years     Inception2
Class A                             55.11%    -1.43%      69.53%
Class B                             54.28     -4.69       60.94
Class C                             54.28     -4.69       -5.04
Class Z                             56.05      N/A         0.05
Lipper Pacific Region Fund Avg3     67.12      2.20        ***

Average Annual Total Returns1                        As of 9/30/99
             One       Five        Since
             Year      Years     Inception2
Class A     49.20%     -1.77%     6.46%
Class B     50.86      -1.66      6.45
Class C     53.30      -1.64     -1.70
Class Z     57.89        N/A     -0.74

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A and Class B, 7/24/92;
Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Pacific Region Fund category. The Lipper average is unmanaged. Pacific Region funds concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region.

***Lipper Since Inception returns are 80.54% for
Class A and Class B, 0.90% for Class C, and 4.31% for Class Z, based on all funds in each share class.

Review Cont'd.

market's rebound above pre-crisis levels in Korea's currency, the won (just below pre-crisis levels in dollars), we think there still are good values available. Our return benefited considerably from our holdings of Lucky Goldstar Chemical, Lucky Goldstar Securities, and Housing & Commercial Bank, but particularly from Samsung Electronics, which tripled in value over our fiscal year.

Thailand, whose currency devaluation precipitated the 1998 crisis, also has shown a strong determination to address its root causes. Our largest Thai holding at period end was BEC World Public, a broadcasting company we added in the first half of our reporting period. We continued to increase our investments in Thailand after the period ended.

Technology also is a broad theme
In addition to Japan and Korea, we have found strong technology companies in Taiwan, India, and Singapore. Taiwan's economy, among the most reliable in the region, is powered by its technology sector. Our largest commitments are to Taiwan Semiconductor and Asustek Computer, both of which doubled or better over the year. We think growing PC sales, increasing domestic demand, and heavy industry will make Taiwan stocks generally very attractive, so we are increasing our holdings there. In India, we favor software services--a national strength--as well as drugs, domestic cyclicals, and telecommunications.
We increased our holdings there because India is enjoying better economic growth than the rest of the region, despite unstable governments. The reelection of the government--the first to be returned to power since 1971--is a sign of improving stability. Infosys Technologies was our largest holding in India after more than tripling over the year.

Singapore is a much smaller market, but has had a national focus on technology and finance. Although its strong banking system and fiscal policies made it a good defensive location during the regional recession, its very strong economic recovery pushed the prices on stocks available to foreigners up 58% in U.S. dollars. We believe Singapore's relative safety will continue to make it attractive into the year 2000.

The blue-chip option
Hong Kong's close ties to China and its currency's peg to the U.S. dollar reduced the impact of the regional recovery. Nonetheless, Hong Kong stock prices had declined
60% from their peak and then rebounded in our reporting period. We view it as the blue-chip location in the region.
Some of our holdings (Hutchinson Whampoa, Television
Broadcasting, Cheung Kong Holdings, and HSBC) were strong contributors to our return, but others declined in value substantially. For example, Hong Kong
Electronics was a defensive stock that fell in the rising market.

Resource providers
In Australia, Publishing and Broadcasting, Howard Smith, and Brambles made substantial contributions to our return.
We took some profits on all three when we decided to move to a more aggressive overall strategy. Because there are few real growth companies in Australia, compared with opportunities elsewhere in the Pacific, we are increasing our focus on resource companies, which should benefit from almost universal economic growth. As demand for resources grows, prices can rise substantially.

Geographic Concentration
Expressed as a percentage of net assets
as of 10/31/99

Japan                   39.9%
Other Pacific Basin     17.4
Australia               10.6
Hong Kong                9.6
Korea                    8.9
Cash & Equivalents      13.6

However, two food-related businesses--Woolworth's and
Goodman Fielder--were among our largest holdings at the beginning of this period. We had larger investments in these firms than we would have had if prospects elsewhere had not been so risky. As it turned out, the shares of both companies declined, and we eliminated both from our portfolio.

Indonesian investments are dominated by political risk.
However, the results of the recent transfer of power to a new government are encouraging, and the country's tremendous strength in natural resources (minerals, timber, cocoa, fish, etc.) should benefit from accelerating global growth.

Five Largest Holdings                Expressed as a percentage of net
                                     assets as of 10/31/99

Security/Industry                    Comments
% of Net Assets

World Co., Ltd.
Apparel
2.3% New management in 1997 shifted World's focus to in-house label fashion, which is already increasing profits. Its stock price rose substantially during our reporting period.


NTT Mobile Communications
Telecommunications
2.1%                                 Benefiting from the change from
                                     wired lines to wireless and from
                                     voice traffic to data and Internet.
                                     Above 60% market share in Japan's
                                     wireless market and ties with
                                     Sun Microsystems and Microsoft on
                                     next-generation wireless Internet
                                     technology. Its stock more than
                                     quadrupled during our reporting period.


Toyo Trust & Banking
Commercial Banking
2.1% Toyo has a relatively healthy balance sheet and stable earnings outlook and is well positioned to benefit from bank consolidations. It has strong relationships with Sanwa Bank, one of the two major banks that haven't yet made merger decisions. Toyo's stock more than tripled during our reporting period.


Sumitomo Bakelite
Chemicals
2.0%                                 A processor of synthetic resins,
                                     its business is focusing increasingly
                                     on electronic parts, such as
                                     printed circuit boards and
                                     semiconductor sealings for
                                     electronic components. It had
                                     modest gains over our reporting
                                     period, but we believe its
                                     corporate restructuring will pay off.


Daifuku Co., Ltd.
Machinery & Equipment
1.8% The leading global supplier of automated distribution equipment, a market expanding because of the spread of e-commerce and supply chain management. The stock declined because investors view Daifuku as an equipment firm, not yet as part of the technological revolution in management. We are enthusiastic about its growth potential.

Portfolio of Investments as
of October 31, 1999              PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--86.4%
COMMON STOCKS--86.4%
------------------------------------------------------------
Australia--10.6%
  343,255   AAPT, Ltd.(a)                          $   1,110,488
  156,800   AMP, Ltd.                                  1,595,463
   43,491   Brambles Industries, Ltd.                  1,223,846
  184,000   Broken Hill Proprietary Co., Ltd.          1,902,871
  159,000   Coles Myer, Ltd.                             791,372
   42,750   Commonwealth Bank of Australia               701,065
  109,200   Computershare, Ltd.                          397,179
  513,050   Fosters Brewing Group, Ltd.                1,364,509
  169,310   Leighton Holdings, Ltd.                      615,809
   76,457   National Australia Bank, Ltd.              1,180,651
  260,000   Normandy Mining, Ltd.                        197,428
1,365,859   Pasminco, Ltd.                             1,307,332
  187,885   Publishing & Broadcasting, Ltd.            1,114,972
  106,600   Rio Tinto, Ltd.                            1,714,617
  136,242   Smith (Howard), Ltd.                         977,509
  381,200   Southcorp, Ltd.                            1,325,679
   62,200   St. George Bank, Ltd.                        409,639
  109,662   Tab Corp. Holdings, Ltd.                     695,555
  201,800   Telstra Corp., Ltd.                        1,027,187
  227,900   Western Mining Corp. Holdings, Ltd.          978,697
  200,600   Westpac Banking Corp.                      1,287,965
                                                   -------------
                                                      21,919,833
------------------------------------------------------------
Hong Kong--9.6%
  714,500   Amoy Properties, Ltd.                        616,186
  193,400   Bank of East Asia, Ltd.                      423,195
  346,000   Beijing Datang Power Generation Co.           72,148
  288,000   Cheung Kong Holdings, Ltd.                 2,613,464
  806,000   China Everbright, Ltd.                       575,788
  640,000   China Merchants China Direct
               Investments, Ltd.                         506,629
  155,000   China Telecom, Ltd.                          530,699
  174,000   Citic Pacific, Ltd.                          450,174
  251,000   Guangdong Kelon Electrical Holdings
               Co., Ltd.(a)                              222,924
   83,000   Henderson Land Development, Ltd.             378,195
  408,500   Hong Kong Electric Holdings, Ltd.(a)   $   1,248,793
  604,600   Hong Kong Telecommunications, Ltd.         1,381,343
   53,212   HSBC Holdings Public Co., Ltd.               638,695
  590,700   Hung Hing Printing Group, Ltd.               226,198
  274,600   Hutchison Whampoa, Ltd.                    2,756,957
  764,000   International Bank of Asia                   170,127
  182,000   New World Development Co., Ltd.              344,369
2,562,000   Shanghai Petrochemical Co., Ltd.             524,338
  249,000   Sun Hung Kai Properties, Ltd.              2,011,166
  249,400   Swire-Pacific, Ltd. 'A'                    1,235,925
  184,300   Television Broadcasts, Ltd.                  984,483
  406,000   Varitronix International, Ltd.               875,338
  357,000   Wing Hang Bank, Ltd.                       1,164,880
                                                   -------------
                                                      19,952,014
------------------------------------------------------------
India--4.7%
   39,000   Glaxo India, Ltd.                            664,461
   23,500   Hindustan Lever, Ltd.                      1,246,705
   50,200   ICICI, Ltd. (ADR)                            552,200
    9,000   Infosys Technologies, Ltd. (ADR)           1,441,660
   19,700   ITC, Ltd. (GDR)                              371,936
   42,500   Larsen & Toubro, Ltd. (GDR)                  920,125
   44,300   Mahindra & Mahindra, Ltd. (GDR)(c)           346,426
   16,500   NIIT, Ltd.                                   823,764
   40,000   Ranbaxy Laboratories, Ltd. (GDR)             802,000
   24,000   Satyam Computer Services, Ltd.               703,816
   65,950   State Bank of India (GDR)                    877,795
   61,400   Videsh Sanchar Nigam, Ltd. (GDR)             979,330
                                                   -------------
                                                       9,730,218
------------------------------------------------------------
Indonesia--0.3%
3,445,400   PT Bank Pan Indonesia Tbk                    402,971
  237,000   PT Ramayana Lestari Sentosa Tbk              166,316
                                                   -------------
                                                         569,287

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of October 31, 1999              PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan--39.9%
   15,050   Avex, Inc.                             $   3,178,306
  356,000   Bank of Fukuoka, Ltd.                      2,744,113
    2,000   Bellsystem 24, Inc.                        1,919,846
    6,100   Benesse Corp.                              1,305,784
   60,000   C. Uyemura & Co., Ltd.                     1,969,762
   96,000   Canon, Inc.                                2,718,502
  585,000   Daifuku Co., Ltd.                          3,812,959
  241,000   Daikin Industries, Ltd.                    2,660,427
   11,100   Fancl Corp.                                3,196,544
   10,400   Hirose Electric Co., Ltd.                  1,815,944
   34,500   ITO EN, Ltd.                               3,543,556
  717,000   Kawasaki Steel Corp.                       1,624,305
   66,300   Ministop Co., Ltd.                         1,858,373
  120,000   NEC Corp.                                  2,430,525
   56,300   Nichiei Co., Ltd.                          2,918,358
   15,200   Nichii Gakkan Co.                          2,480,441
      168   NTT Mobile Communications                  4,467,099
  199,000   Olympus Optical Co., Ltd.                  2,693,448
    8,900   Ryohin Keikaku Co., Ltd.                   1,713,789
   92,000   Skylark Co., Ltd.                          2,578,738
  426,000   Sumitomo Bakelite Co., Ltd.                4,207,862
   16,000   TDK Corp.                                  1,568,131
  114,000   Terumo Corp.                               3,468,970
  205,000   Tokio Marine & Fire Insurance Co.,
               Ltd.                                    2,686,105
   43,000   Tokyo Electron, Ltd.                       3,574,562
  127,000   Toyo Seikan Kaisha, Ltd.                   2,767,363
  694,000   Toyo Trust & Banking Co., Ltd.             4,396,832
   19,000   Trend Micro Inc.                           3,775,378
   46,800   World Co., Ltd.                            4,739,525
                                                   -------------
                                                      82,815,547
------------------------------------------------------------
Korea--8.9%
   79,600   Housing & Commercial Bank                  2,103,643
   41,000   Keum Kang Development Ind. Co.               488,787
   58,300   Korea Electric Power Corp.                 1,705,986
   61,140   L.G. Chemical, Ltd.                        1,850,256
   26,106   L.G. Securities Co., Ltd.                    563,689
   29,400   Pohang Iron & Steel Co., Ltd. (ADR)          981,225
   20,260   Pusan City Gas Co., Ltd.                     440,839
   49,800   Samsung Electro-Mechanics Co.              2,408,003
   19,361   Samsung Electronics Co.                $   3,228,178
  155,070   Samsung Corp.                              2,456,298
   98,900   Shinhan Bank                               1,047,128
    8,537   Sindo Ricoh                                  290,379
   46,300   Sk Corp.                                     887,787
                                                   -------------
                                                      18,452,198
------------------------------------------------------------
The Philippines--0.5%
1,603,600   Ayala Land, Inc.                             409,898
   69,300   Manila Electric Co. 'B'                      190,100
   42,630   Metropolitan Bank & Trust Co.                318,928
    9,000   Philippine Long Distance Telephone
               Co. (ADR)(b)                              185,063
                                                   -------------
                                                       1,103,989
------------------------------------------------------------
Singapore--4.7%
  196,000   City Developments, Ltd.                    1,014,505
   34,000   Cycle & Carriage, Ltd.                       115,618
  151,250   DBS Land, Ltd.                               280,379
  105,833   Development Bank of Singapore, Ltd.        1,197,509
  143,800   Elec & Eltek International Co., Ltd.         488,920
  114,000   Natsteel Electronics, Ltd.                   445,983
  129,600   Oversea-Chinese Banking Corp., Ltd.          975,023
  118,083   Overseas Union Bank, Ltd.                    511,704
  106,000   Sembawang Maritime, Ltd.                     395,546
  401,000   Sembcorp Industries, Ltd.                    506,831
   87,000   Singapore Airlines, Ltd.                     921,577
   45,900   Singapore Press Holdings, Ltd.               787,331
  472,000   Singapore Technologies Engineering,
               Ltd.(a)                                   684,634
  457,000   Singapore Telecommunications, Ltd.           869,166
   38,000   United Overseas Bank, Ltd.                   288,173
   35,000   Venture Manufacturing, Ltd.                  311,766
                                                   -------------
                                                       9,794,665
------------------------------------------------------------
Taiwan--5.1%
   28,100   Advanced Semiconductor Engineering,
               Inc. (GDR)(a)                             569,025
  190,599   Asustek Computer, Inc.(a)                  2,000,929
  732,652   Bank Sinopac                                 413,445
  251,620   Cathay Life Insurance Co., Ltd.              650,468

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of October 31, 1999              PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                            Value (Note 1)
------------------------------------------------------------
Taiwan (cont'd.)
1,193,000   Chinatrust Commercial Bank             $   1,094,461
  168,093   Compal Electronics, Inc.(a)                  564,373
  360,800   D-Link Corp.                                 602,850
  578,000   Formosa Plastics Corp.                     1,157,093
  407,369   Phoenixtec Power Co., Ltd.(a)                828,351
   57,820   President Chain Store Corp.                  163,143
  752,640   Taishin International Bank                   429,470
  451,643   Taiwan Semiconductor Manufacturing
               Co.(a)                                  2,007,619
                                                   -------------
                                                      10,481,227
------------------------------------------------------------
Thailand--2.1%
   47,100   Advanced Info Service Public Co.,
               Ltd.                                      549,022
  148,700   Bangkok Bank Public Co., Ltd.                346,665
  178,700   BEC World Public Co., Ltd.                 1,083,170
  409,500   Electricity Generating Public Co.,
               Ltd.                                      540,979
   94,900   PTT Exploration & Production Public
               Co., Ltd.                                 693,221
   16,800   Siam Cement Public Co., Ltd. (a)             435,177
  437,200   Thai Farmers Bank Public Co., Ltd.           617,210
                                                   -------------
                                                       4,265,444
                                                   -------------
            Total common stocks
               (cost $138,693,773)                   179,084,422
                                                   -------------
Units
WARRANTS(a)
------------------------------------------------------------
Indonesia
            PT Bank Pan Indonesia Tbk
  834,300   expiring June 2000 @ IDR573
               (cost $0)                                  32,933
                                                   -------------
            Total long-term investments
               (cost $138,693,773)                   179,117,355
                                                   -------------
Principal
Amount
(000)       Description                            Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.2%
United States--10.2%
------------------------------------------------------------
U.S. Government Securities--0.2%
            United States Treasury Bills(b)
     $300   5.148%, 12/2/99                        $     296,379
       50   5.24%, 3/9/00                                 49,150
               (cost $345,505)
                                                   -------------
                                                         345,529
                                                   -------------
------------------------------------------------------------
Repurchase Agreement--10.0%
   20,687   Joint Repurchase Agreement Account,
               5.214%, 11/1/99
               (cost $20,687,000; Note 5)             20,687,000
                                                   -------------
            Total short-term investments
               (cost $21,032,505)                     21,032,529
------------------------------------------------------------
Total Investments--96.6%
            (cost $159,726,278; Note 4)              200,149,884
            Other assets in excess of
               liabilities--3.4%                       7,341,708
                                                   -------------
            Net Assets--100%                       $ 207,491,592
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin with a broker for financial futures contracts.
(c) Illiquid security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of October 31, 1999              PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1999 was as follows:

Commercial Banking....................................   10.7%
Repurchase Agreements.................................   10.0
Electronic Components.................................    7.7
Telecommunications....................................    5.4
Retail................................................    4.8
Chemicals.............................................    3.9
Computer Software & Services..........................    3.7
Diversified Industries................................    3.4
Electronics...........................................    3.0
Commercial Services...................................    2.9
Real Estate...........................................    2.8
Diversified Operations................................    2.7
Medical Products......................................    2.4
Insurance.............................................    2.4
Food & Beverage.......................................    2.4
Mining................................................    2.0
Broadcasting & Publishing.............................    1.9
Utilities-Electric & Gas..............................    1.8
Machinery & Equipment.................................    1.8
Financial Services....................................    1.6
Building Materials....................................    1.6
Office Equipment & Supplies...........................    1.5
Cosmetics/Toiletries..................................    1.5
Audio/Visual..........................................    1.5
Steel - Producers.....................................    1.3
Containers............................................    1.3
Restaurants...........................................    1.2
Oil & Gas Services....................................    1.2
Health Care Services..................................    1.2
Computers.............................................    1.2
Real Estate-Development...............................    1.1
Plastic Products......................................    0.6
Engineering & Construction............................    0.6
Diversified Consumer Products.........................    0.6
Business & Public Services............................    0.6
Miscellaneous.........................................    0.4
Airlines..............................................    0.4
Gaming................................................    0.3
Building & Construction...............................    0.3
U.S. Government Securities............................    0.2
Energy Equipment & Services...........................    0.2
Auto & Truck..........................................    0.2
Forest Products & Paper...............................    0.1
Electrical Goods & Equipment..........................    0.1
Other assets in excess of liabilities.................    3.5
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities         PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments, at value (cost $139,039,278).................................................................        $179,462,884
Repurchase agreements, at value (cost $20,687,000)........................................................          20,687,000
Foreign currency, at value (cost $7,077,104)..............................................................           7,541,257
Cash......................................................................................................             481,810
Receivable for investments sold...........................................................................           2,764,446
Receivable for Fund shares sold...........................................................................           2,649,317
Forward currency contracts - amount receivable from counterparties........................................           1,872,153
Dividends and interest receivable.........................................................................             240,293
Due from broker - variation margin........................................................................              27,200
Deferred expenses and other assets........................................................................              12,670
                                                                                                                ----------------
   Total assets...........................................................................................         215,739,030
                                                                                                                ----------------
Liabilities
Payable for Fund shares reacquired........................................................................           4,024,814
Payable for investments purchased.........................................................................           1,869,068
Forward currency contracts - amount payable to counterparties.............................................           1,839,695
Withholding taxes payable.................................................................................             152,111
Accrued expenses..........................................................................................             138,926
Management fee payable....................................................................................             121,104
Distribution fee payable..................................................................................             101,720
                                                                                                                ----------------
   Total liabilities......................................................................................           8,247,438
                                                                                                                ----------------
Net Assets................................................................................................        $207,491,592
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $     15,095
   Paid-in capital in excess of par.......................................................................         193,586,788
                                                                                                                ----------------
                                                                                                                   193,601,883
   Undistributed net investment income....................................................................           1,775,693
   Accumulated net realized loss on investments, foreign currency transactions and financial futures......         (28,701,739)
   Net unrealized appreciation on investments, foreign currencies and financial futures...................          40,815,755
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................        $207,491,592
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($49,338,135 / 3,520,884 shares of common stock issued and outstanding).............................               $14.01
   Maximum sales charge (5% of offering price)............................................................                 .74
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $14.75
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($107,769,208 / 7,982,548 shares of common stock issued and outstanding)............................               $13.50
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($7,072,911 / 523,863 shares of common stock issued and outstanding)................................               $13.50
   Sales charge (1% of offering price)....................................................................                  .14
                                                                                                                ----------------
   Offering price to public...............................................................................               $13.64
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($43,311,338 / 3,067,424 shares of common stock issued and outstanding).............................               $14.12
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Loss                           October 31, 1999
Income
   Dividends (net of foreign withholding
      taxes
      of $130,852).........................     $  1,728,082
   Interest (net of foreign witholding
      taxes of $3,626).....................          245,615
                                              ----------------
      Total income.........................        1,973,697
                                              ----------------
Expenses
   Management fee..........................        1,067,910
   Distribution fee--Class A...............           78,202
   Distribution fee--Class B...............          851,933
   Distribution fee--Class C...............           31,029
   Transfer agent's fees and expenses......          441,000
   Custodian's fees and expenses...........          335,000
   Registration fees.......................           66,200
   Reports to shareholders.................           60,000
   Audit fees and expenses.................           36,000
   Legal fees and expenses.................           35,000
   Directors' fees.........................           26,000
   Miscellaneous...........................           23,232
                                              ----------------
      Total expenses.......................        3,051,506
                                              ----------------
Net investment loss........................       (1,077,809)
                                              ----------------
Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency and
Financial Futures Transactions
Net realized gain (loss) on:
   Investment transactions.................       20,732,041
   Foreign currency transactions...........       (1,801,195)
   Financial futures transactions..........         (791,411)
                                              ----------------
                                                  18,139,435
                                              ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................       45,747,964
   Foreign currencies......................        1,830,994
   Financial futures.......................          144,278
                                              ----------------
                                                  47,723,236
                                              ----------------
Net gain on investments, foreign currencies
   and financial futures...................       65,862,671
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 64,784,862
                                              ----------------
                                              ----------------

PRUDENTIAL PACIFIC GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                        1999              1998
Operations
   Net investment income
      (loss)...................  $  (1,077,809)   $       183,911
   Net realized gain (loss) on
      investments, foreign
      currency transactions and
      financial futures........     18,139,435        (43,735,875)
   Net change in unrealized
      appreciation on
      investments, foreign
      currency transactions and
      financial futures........     47,723,236         17,748,671
                                 -------------    ---------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     64,784,862        (25,803,293)
                                 -------------    ---------------
   Distributions from net
      investment income
      Class A..................       (200,274)        (1,079,173)
      Class B..................        (82,000)        (2,945,918)
      Class C..................         (1,966)           (50,643)
      Class Z..................       (143,977)          (685,936)
                                 -------------    ---------------
                                      (428,217)        (4,761,670)
                                 -------------    ---------------
   Distributions from net
      realized gains
      Class A..................       --               (2,309,696)
      Class B..................       --               (8,685,264)
      Class C..................       --                 (149,828)
      Class Z..................       --               (1,332,334)
                                 -------------    ---------------
                                      --              (12,477,122)
                                 -------------    ---------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................    413,445,094        141,655,986
   Net asset value of shares
      issued in reinvestment of
      distributions............        412,010         16,174,424
   Cost of shares reacquired...   (381,886,447)      (190,629,423)
                                 -------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......     31,970,657        (32,799,013)
                                 -------------    ---------------
Total increase (decrease)......     96,327,302        (75,841,098)
Net Assets
Beginning of year..............    111,164,290        187,005,388
                                 -------------    ---------------
End of year(a).................  $ 207,491,592    $   111,164,290
                                 -------------    ---------------
                                 -------------    ---------------
(a) Includes undistributed net
    investment income of.......  $   1,775,693    $     5,082,914
                                 -------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $1,801,195 and increase accumulated net realized gains by $1,801,195 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 1999.

PIMS has advised the Fund that it received approximately $70,700 and $21,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 1999, it received approximately $200,700 and $5,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Fund incurred fees of approximately $391,700 for the services of PMFS. As of October 31, 1999, approximately $33,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $172,664,374 and $134,436,874, respectively.

At October 31, 1999, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Purchase Contracts        Payable          Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 11/8/99 -
  12/7/99...........    $14,187,041     $16,059,194     $  1,872,153
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Sale Contracts            Payable          Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Hong Kong Dollars,
  expiring
  4/26/00...........    $ 7,663,569     $ 7,701,002     $    (37,433)
Japanese Yen,
  expiring 11/8/99 -
  12/7/99...........     14,059,947      15,862,209       (1,802,262)
                      ---------------   -----------   --------------
                        $21,723,516     $23,563,211     $ (1,839,695)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

The federal income tax basis of the Fund's investments at October 31, 1999 was $160,327,418 and accordingly, net unrealized appreciation for federal income tax purposes was $39,822,466 (gross unrealized appreciation--$46,473,850; gross unrealized depreciation--$6,651,384).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 1999 of approximately $28,532,000 which expires in 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

During the year ended October 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at October 31, 1999 are as follows:

                                               Value at        Value at
 Number of                     Expiration     October 31,       Trade         Unrealized
 Contracts        Type            Date           1999            Date        Appreciation
-----------    -----------    ------------    -----------     ----------     ------------
Long Position:
               Nikkei 225
17             (CME)            Dec. 99       $1,530,850      $1,497,225       $ 33,625
                                                                                 ------
                                                                                 ------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1999, the Fund had a 2.2% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $20,687,000 in principal amount. As of such date, each
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contigent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.
Transactions in shares of common stock for the year ended October 31, 1999 and 1998 were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................   11,346,118    $   134,170,719
Shares issued in reinvestment of
  distributions..................       20,322            188,589
Shares reacquired................  (10,664,886)      (126,529,666)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................      701,554          7,829,642
Shares issued upon conversion
  from Class B...................      343,160          4,472,184
                                   -----------    ---------------
Net increase in shares
  outstanding....................    1,044,714    $    12,301,826
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    4,437,257    $    42,845,381
Shares issued in reinvestment of
  distributions..................      329,658          3,143,003
Shares reacquired................   (5,369,479)       (52,502,540)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (602,564)        (6,514,156)
Shares issued upon conversion
  from Class B...................      143,203          1,354,722
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (459,361)   $    (5,159,434)
                                   -----------    ---------------
                                   -----------    ---------------
Class B
---------------------------------
Year ended October 31, 1999:
Shares sold......................    5,245,557    $    59,201,089
Shares issued in reinvestment of
  distributions..................        8,624             77,617
Shares reacquired................   (5,390,404)       (58,251,940)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (136,223)         1,026,766
Shares reacquired upon conversion
  into Class A...................     (355,605)        (4,472,184)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (491,828)   $    (3,445,418)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    3,108,133    $    29,692,991
Shares issued in reinvestment of
  distributions..................    1,170,551         10,820,405
Shares reacquired................   (6,591,555)       (63,034,383)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (2,312,871)       (22,520,987)
Shares reacquired upon conversion
  into Class A...................     (148,409)        (1,354,722)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,461,280)   $   (23,875,709)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................    3,334,684    $    37,227,569
Shares issued in reinvestment of
  distributions..................          215              1,933
Shares reacquired................   (2,999,313)       (33,491,014)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      335,586    $     3,738,488
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    1,915,959    $    17,541,510
Shares issued in reinvestment of
  distributions..................       21,081            194,900
Shares reacquired................   (1,997,866)       (18,435,258)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (60,826)   $      (698,848)
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Year ended October 31, 1999:
Shares sold......................   15,314,574    $   182,845,717
Shares issued in reinvestment of
  distributions..................       15,420            143,871
Shares reacquired................  (13,617,992)      (163,613,827)
                                   -----------    ---------------
Net increase in shares
  outstanding....................    1,712,002    $    19,375,761
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    5,371,303    $    51,576,104
Shares issued in reinvestment of
  distributions..................      211,034          2,016,116
Shares reacquired................   (5,816,918)       (56,657,242)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (234,581)   $    (3,065,022)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A(a)
                                                  ---------------------------------------------------------
                                                                   Year Ended October 31,
                                                  ---------------------------------------------------------
                                                   1999        1998        1997         1996         1995
                                                  -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  9.14     $ 12.22     $ 15.86     $  15.75     $  16.90
                                                  -------     -------     -------     --------     --------
Income from investment operations
Net investment income (loss)..................       (.04)        .06         .02          .07          .04
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       4.99       (1.88)      (3.31)         .23        (1.09)
                                                  -------     -------     -------     --------     --------
   Total from investment operations...........       4.95       (1.82)      (3.29)         .30        (1.05)
                                                  -------     -------     -------     --------     --------
Less distributions
Distributions from net investment income......       (.08)         --          --           --           --
Distributions in excess of net investment
   income.....................................         --        (.40)         --         (.19)          --
Distributions from net realized gains.........         --        (.86)       (.35)          --         (.10)
                                                  -------     -------     -------     --------     --------
   Total distributions........................       (.08)      (1.26)       (.35)        (.19)        (.10)
                                                  -------     -------     -------     --------     --------
Net asset value, end of year..................    $ 14.01     $  9.14     $ 12.22     $  15.86     $  15.75
                                                  -------     -------     -------     --------     --------
                                                  -------     -------     -------     --------     --------
TOTAL RETURN(b)...............................      55.11%     (15.53)%    (21.32)%       1.97%       (6.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $49,338     $22,624     $35,860     $113,585     $ 98,998
Average net assets (000)......................    $31,281     $26,845     $73,942     $106,148     $101,920
Ratios to average net assets:
   Total expenses.............................       1.72%       1.70%       1.48%        1.37%        1.46%
   Operating expenses, including distribution
      fees....................................       1.72%       1.70%       1.42%        1.37%        1.46%
   Operating expenses, excluding distribution
      fees....................................       1.47%       1.45%       1.17%        1.12%        1.21%
   Net investment income (loss)...............       (.34)%       .63%        .14%         .44%         .26%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................        104%         94%         81%          91%          54%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                          Class B(a)
                                                  -----------------------------------------------------------
                                                                    Year Ended October 31,
                                                  -----------------------------------------------------------
                                                    1999        1998         1997         1996         1995
                                                  --------     -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $   8.79     $ 11.77     $  15.40     $  15.38     $  16.62
                                                  --------     -------     --------     --------     --------
Income from investment operations
Net investment loss...........................        (.12)       (.01)        (.09)        (.04)        (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        4.84       (1.82)       (3.19)         .25        (1.06)
                                                  --------     -------     --------     --------     --------
   Total from investment operations...........        4.72       (1.83)       (3.28)         .21        (1.14)
                                                  --------     -------     --------     --------     --------
Less distributions
Distributions from net investment income......        (.01)         --           --           --           --
Distributions in excess of net investment
   income.....................................          --        (.29)          --         (.19)          --
Distributions from net realized gains.........          --        (.86)        (.35)          --         (.10)
                                                  --------     -------     --------     --------     --------
   Total distributions........................        (.01)      (1.15)        (.35)        (.19)        (.10)
                                                  --------     -------     --------     --------     --------
Net asset value, end of year..................    $  13.50     $  8.79     $  11.77     $  15.40     $  15.38
                                                  --------     -------     --------     --------     --------
                                                  --------     -------     --------     --------     --------
TOTAL RETURN(b)...............................       54.28%     (16.32)%     (21.84)%       1.36%       (6.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $107,769     $74,457     $128,694     $327,315     $344,313
Average net assets (000)......................    $ 85,193     $91,983     $244,462     $357,548     $368,771
Ratios to average net assets:
   Total expenses.............................        2.47%       2.45%        2.23%        2.12%        2.21%
   Operating expenses, including distribution
      fees....................................        2.47%       2.45%        2.17%        2.12%        2.21%
   Operating expenses, excluding distribution
      fees....................................        1.47%       1.45%        1.17%        1.12%        1.21%
   Net investment loss........................       (1.09)%      (.12)%       (.61)%       (.25)%       (.55)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class C(a)
                                                  ---------------------------------------------------------
                                                                   Year Ended October 31,
                                                  ---------------------------------------------------------
                                                   1999       1998       1997        1996          1995
                                                  ------     ------     ------     --------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 8.79     $11.77     $15.40     $  15.38       $ 16.62
                                                  ------     ------     ------     --------         -----
Income from investment operations
Net investment loss...........................      (.12)      (.01)      (.09)        (.04)         (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      4.84      (1.82)     (3.19)         .25         (1.06)
                                                  ------     ------     ------     --------         -----
   Total from investment operations...........      4.72      (1.83)     (3.28)         .21         (1.14)
                                                  ------     ------     ------     --------         -----
Less distributions
Distributions from net investment income......      (.01)        --         --           --            --
Distributions in excess of net investment
   income.....................................        --       (.29)        --         (.19)           --
Distributions from net realized gains.........        --       (.86)      (.35)          --          (.10)
                                                  ------     ------     ------     --------         -----
   Total distributions........................      (.01)     (1.15)      (.35)        (.19)         (.10)
                                                  ------     ------     ------     --------         -----
Net asset value, end of year..................    $13.50     $ 8.79     $11.77     $  15.40       $ 15.38
                                                  ------     ------     ------     --------         -----
                                                  ------     ------     ------     --------         -----
TOTAL RETURN(b)...............................     54.28%    (16.32)%   (21.84)%       1.36%        (6.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $7,073     $1,654     $2,932     $ 12,360       $ 2,443
Average net assets (000)......................    $3,103     $2,276     $6,557     $  6,402       $ 1,624
Ratios to average net assets:
   Total expenses.............................      2.47%      2.45%      2.23%        2.12%         2.21%
   Operating expenses, including distribution
      fees....................................      2.47%      2.45%      2.17%        2.12%         2.21%
   Operating expenses, excluding distribution
      fees....................................      1.47%      1.45%      1.17%        1.12%         1.21%
   Net investment loss........................     (1.09)%     (.12)%     (.61)%       (.25)%        (.43)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class Z(a)
                                                  -----------------------------------------------
                                                                                       March 1,
                                                                                        1996(c)
                                                      Year Ended October 31,            Through
                                                  -------------------------------     October 31,
                                                   1999        1998        1997          1996
                                                  -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  9.17     $ 12.28     $ 15.89       $ 16.57
                                                  -------     -------     -------     -----------
Income from investment operations
Net investment income.........................         --         .08         .06           .11
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       5.06       (1.89)      (3.32)         (.79)
                                                  -------     -------     -------     -----------
   Total from investment operations...........       5.06       (1.81)      (3.26)         (.68)
                                                  -------     -------     -------     -----------
Less distributions
Distributions from net investment income......       (.11)         --          --            --
Distributions in excess of net investment
   income.....................................         --        (.44)         --            --
Distributions from net realized gains.........         --        (.86)       (.35)           --
                                                  -------     -------     -------     -----------
   Total distributions........................       (.11)      (1.30)       (.35)           --
                                                  -------     -------     -------     -----------
Net asset value, end of period................    $ 14.12     $  9.17     $ 12.28       $ 15.89
                                                  -------     -------     -------     -----------
                                                  -------     -------     -------     -----------
TOTAL RETURN(b)...............................      56.05%     (15.36)%    (21.02)%       (4.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $43,311     $12,429     $19,520       $37,288
Average net assets (000)......................    $22,811     $15,099     $31,945       $33,868
Ratios to average net assets:
   Total expenses.............................       1.47%       1.45%       1.23%         1.12%(c)
   Operating expenses, including distribution
      fees....................................       1.47%       1.45%       1.17%         1.12%(c)
   Operating expenses, excluding distribution
      fees....................................       1.47%       1.45%       1.17%         1.12%(c)
   Net investment income (loss)...............       (.03)%       .82%        .39%          .68%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Report of Independent Accountants           PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 1999
--------------------------------------------------------------------------------
                                       19

Federal Income Tax Information (Unaudited)  PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, the Fund paid ordinary dividends of $.08 per Class A share, $.01 per Class B share, $.01 per Class C share and $.105 per Class Z share.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended October 31, 1999, the Fund intends on passing through 5.20% of ordinary income distributions as a foreign tax credit.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV, or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       20

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period.
Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Comparing a $10,000 Investment
---------------------------------------------------
Prudential Pacific Growth Fund, Inc. vs. the Morgan
Stanley Capital International (MSCI) AC Asia Pacific Index

Class A              Average Annual Total Returns
(GRAPH)                            As of 10/31/99

                     With Sales Load
                     Since Inception          6.78%
                     Five Years              -1.31%
                     One Year                47.36%

                     Without Sales Load
                     Since Inception          7.53%
                     Five Years              -0.29%
                     One Year                55.11%


Class B              Average Annual Total Returns
(GRAPH)                            As of 10/31/99

                     With Sales Load
                     Since Inception          6.77%
                     Five Years              -1.17%
                     One Year                49.28%

                     Without Sales Load
                     Since Inception          6.77%
                     Five Years              -0.96%
                     One Year                54.28%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs compare a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International
(MSCI) All Country (AC) Asia Pacific Index (the Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations, as measured on a quarterly basis, beginning in 1992 for Class A and Class B, 1994 for Class C, and 1996 for Class Z shares, and at the end of the fiscal year (October 31). For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full

Class C                  Average Annual Total Returns
(GRAPH)                                As of 10/31/99

                         With Sales Load
                         Since Inception          -1.17%
                         Five Years               -1.16%
                         One Year                 51.74%

                         Without Sales Load
                         Since Inception          -0.98%
                         Five Years               -0.96%
                         One Year                 54.28%


Class Z                  Average Annual Total Returns
(GRAPH)                                As of 10/31/99

                         Since Inception          0.01%
                         One Year                56.05%

redemption on October 31, 1999; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a weighted, unmanaged index comprising approximately 950 securities listed on the stock exchanges of Australasia, Hong Kong, Japan, Malaysia, Singapore, Indonesia, Sri Lanka, China (free), Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The
Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ      Cusip
A         PRPAX     743941106
B         PRPBX     743941205
C          --       743941304
Z         PPGZX     743941403

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street, New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance
Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF157E